UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2020

CITIZENS FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-to-Floating Rate Non- Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed solely for the purpose of updating page 25 “Medium-term financial targets” of the investor presentation included as Exhibit 99.2 of the Current Report on Form 8-K filed earlier today (January 17, 2020) to clarify that our economic assumptions include a bias towards modest “upward” Fed moves in 2021/22.

Item 7.01	Regulation FD Disclosure.

For the benefit of investors, Citizens Financial Group, Inc. has posted on its website an updated investor presentation in connection with its earnings conference call. A copy of the updated investor presentation is being furnished as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

The information in this Form 8-K and the Exhibits attached hereto are being furnished pursuant to Instruction B.2 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

	Exhibit Number	Description

(d)	Exhibit 99.1	Citizens Financial Group, Inc. press release dated January 17, 2020*

	Exhibit 99.2	Citizens Financial Group, Inc. earnings release presentation issued January 17, 2020

	Exhibit 99.3	Citizens Financial Group, Inc. financial supplement for fourth quarter and full year 2019*

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Previously furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By	/s/ John F. Woods
John F. Woods
Vice Chairman and Chief Financial Officer

Date: January 17, 2020